Exhibit 10.6



                                AMENDMENT
                                   TO
                             LOAN AGREEMENT

     THIS AMENDMENT TO LOAN AGREEMENT ("Amendment") is made as of January 28, 2002 (the "Effective Date") by and between SHONEY'S PROPERTIES GROUP 1, LLC, a Delaware limited liability company ("Debtor"), and GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation, successor by merger to FFCA FUNDING CORPORATION ("FFC").

                          PRELIMINARY STATEMENT

     Debtor and FFC entered into that certain Loan Agreement dated as of September 6, 2000 (the "Loan Agreement").

     The Loan Agreement provided for FFC to provide the Loans to Debtor for the Premises, with each Loan to be evidenced by a Note and secured by a first priority security interest in the corresponding Premises pursuant to a Mortgage.

     This Amendment to Loan Agreement is being executed and delivered by Debtor and FFC pursuant to that Substitution Agreement of even date herewith made by Debtor and FFC, among others (the "Substitution Agreement"). The Substitution Agreement provides for the release of the real property described on attached Exhibit A (the "Replaced Premises") from, and the subjection of the real property described on attached Exhibit B (the "Substitute Premises") to, the provisions of the Loan Agreement and all of the Loan Documents (the "Substitution"), pursuant to Section 13.A.(i) of the Loan Agreement. For purposes of this Amendment, all capitalized terms used and not otherwise defined herein shall have the meaning ascribed to such terms as are contained in the Substitution Agreement and the Loan Agreement.

                                 AGREEMENT

     In consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Loan Agreement as follows:

     1. DEFINITIONS. All references to the Loan Agreement and the Loan Documents referring to "FFCA", or any other definitions in the Loan Agreement containing the term "FFCA" in all or part of its defined term, such as "FFCA Entities", "FFCA Payments", etc., shall be amended to mean and refer to "FFC" which means GE Capital Franchise Finance Corporation, a Delaware corporation, and successor by merger to both FFCA Acquisition Corporation and FFCA Funding Corporation.


                                     1

     2. SUBSTITUTION.

     (i) Pursuant to Section 13.B of the Loan Agreement, on and after the Effective Date: the Substitute Premises shall be deemed, and is hereby, added to and substituted for the Replaced Premises for all purposes of the Loan Agreement as if originally included therein; the Loan Amount for the Substitute Premises shall be the same as for the Replaced Premises for all purposes of the Loan Agreement; the Substitute Premises shall be included within the Aggregate Fixed Charge Coverage Ratio requirement set forth in the Loan Agreement and the Master Lease; the "Transaction Documents", as that term is defined in the Substitution Agreement, shall be included within the meaning of the term "Loan Documents" as defined and used in the Loan Agreement and other Loan Documents; the Substitute Premises shall be included within the definition of "Premises" as that term is defined and used in the Loan Agreement and shall secure the same Obligations (as defined in the Mortgages) as were secured by the Replaced Premises; and other defined terms in the Loan Agreement and other Loan Documents shall be deemed modified to include the corresponding information for the Substitute Premises, as appropriate.

     (ii) Exhibit A to the Loan Agreement is hereby modified to include the address and FFC File Number for the Substitute Premises as set forth on Exhibit C to this Amendment.

     3. EFFECT OF FORBEARANCE LETTER. If and only to the extent a written forbearance letter has been entered into between FFC and Debtor, then, to such extent, and only as to the Loan Documents and the particular Premises that are the subject of such forbearance letter, Debtor shall not be deemed in default, breach, or violation of Sections 6.G (the first sentence of that paragraph only), 6.I, and 6.J during the term of said forbearance letter, as a result of the particular Premises that is the subject of said forbearance letter being closed.

     4. DELETION; CONTINUING OBLIGATIONS.

     (i) Pursuant to Section 13.B of the Loan Agreement, on and after the Effective Date: the Replaced Premises shall be deemed, and is hereby, deleted and removed as one of the Premises for all purposes of the Loan Agreement; the Replaced Premises shall be excluded from the Aggregate Fixed Charge Coverage Ratio requirement set forth in the Loan Agreement and the Master Lease; the Replaced Premises shall be excluded from the definition of "Premises" as that term is defined and used in the Loan Agreement and other Loan Documents; and other defined terms in the Loan Agreement and other Loan documents shall be deemed modified to exclude the corresponding information for the Replaced Premises, as appropriate.

     (ii) Exhibit A to the Loan Agreement is hereby modified to delete the address and FFC File Number for the Replaced Premises.

     (iii) Notwithstanding the deletion and removal of the Replaced Premises from the Loan Agreement, this Amendment and such deletion and removal shall not surrender, relinquish, discharge or release and shall not be interpreted or construed as modifying, amending, terminating, limiting or affecting in any manner Debtor's obligations and liabilities to FFC and


                                     2

the other FFC Entities which have accrued or arisen under the Loan Agreement with respect to the Replaced Premises prior to the Effective Date of this Amendment, including, without limitation, the following (the "Debtor's Continuing Obligations"):

          (a) the indemnification and hold harmless obligations of Debtor to the Indemnified Parties, including, without limitation, FFC, set forth in the Loan Agreement, including, without limitation, the provisions of Section 12 thereof;

          (b) Debtor's obligations and liabilities arising under the Loan Agreement which have accrued as to the Replaced Premises prior to the Effective Date; and

          (c) the provisions of the Loan Agreement which the Loan Agreement provides shall survive the expiration or termination thereof.

Debtor shall be obligated to pay and perform all of the Debtor's Continuing Obligations in accordance with the corresponding terms and provisions of the Loan Agreement.

     5. NO FURTHER AMENDMENTS. Except as specifically modified, amended or changed herein in connection with the Release, all terms and provisions of the Loan Agreement shall remain in full force and effect, unchanged and unmodified. Without limiting the generality of the foregoing, and except as set forth in Section 3 of this Amendment, the representations, warranties and covenants of Debtor made in the Loan Agreement are hereby restated and affirmed.

     6. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original.

     7. EXHIBIT. The exhibits attached hereto are incorporated herein by this reference as though fully set forth herein.



                      [SIGNATURES ON FOLLOWING PAGE]




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     IN WITNESS WHEREOF Debtor and FFC have executed this Amendment as of the date first above written.

                                 GE CAPITAL FRANCHISE FINANCE CORPORATION, a
                                 Delaware corporation, successor by merger to FFCA FUNDING CORPORATION



                                 By /s/ Gregg A. Seibert
                                    ----------------------------------------
                                    Gregg A. Seibert
                                    Senior Vice President

                                 SHONEY'S PROPERTIES GROUP 1, LLC, a
                                 Delaware limited liability company

                                 By:  Shoney's, Inc., a Tennessee
                                      corporation, its managing member



                                 By  /s/ F. E. McDaniel, Jr.
                                     ---------------------------------------
                                     F. E. McDaniel, Jr.
                                     Secretary, Treasurer and General Counsel







                                     4


STATE OF ARIZONA   )
                   ) SS.
COUNTY OF MARICOPA )

     The foregoing instrument was acknowledged before me on January 9, 2002 by Gregg A. Seibert, Senior Vice President of GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation, successor by merger to FFCA Funding Corporation, on behalf of the corporation.

                                           /s/ Melinda Louise
                                           ---------------------------------
                                           Notary Public
My Commission Expires:

March 19, 2003
----------------------



STATE OF ARIZONA   )
                   ) SS.
COUNTY OF MARICOPA )

     The foregoing instrument was acknowledged before me on January 9th, 2002 by F. E. McDaniel, Jr., the Secretary, Treasurer and General Counsel of Shoney's, Inc., a Tennessee corporation, managing member of Shoney's Properties Group 1, LLC, a Delaware limited liability company, on behalf of the corporation and limited liability company.


                                           /s/ Susan R. Kudenova
                                           ---------------------------------
                                           Notary Public
My Commission Expires:

5/17/05
----------------------







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EXHIBIT A - LEGAL DESCRIPTION OF THE REPLACED PREMISES

EXHIBIT B - LEGAL DESCRIPTION OF SUBSTITUTE PREMISES

EXHIBIT C - ADDRESS AND FFC FILE NUMBER FOR SUBSTITUTE PREMISES

Omitted due to immateriality.